Deal Summary Report	CSFB05-8G2BBG
Assumptions	Collateral
Settlement	31-Aug-05	Prepay	300 PSA	Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Sep-05	Default	0 CDR	$105,263,158.00	6.4	357	3	5.88
Recovery	0	months
Severity	0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name	Window	Life	bp	%	Int(M)	(MM)	Date
2PT1	100,000,000.00	6	09/05 - 05/35	5.6	0	0	Interp	500	0	1-Aug-05	FIX
2B1	5,263,158.00	6	09/10 - 05/35	11.28	0	0	Interp	26.32	0	1-Aug-05	FIX

Treasury Swaps
Mat 6MO 2YR 3YR 5YR 10YR 30YR 1YR 2YR 3YR 5YR 10YR 30YR
Yld 3.450 3.803 3.845 3.915 4.117 4.361 4.003 4.166 4.244 4.351 4.543 4.824

CSFB05-8G2BBG - Dec - 2PT1

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	100	98	94	92	90
25-Aug-07	100	94	81	75	69
25-Aug-08	100	88	66	56	47
25-Aug-09	100	82	53	41	31
25-Aug-10	100	77	42	30	20
25-Aug-11	100	72	34	22	13
25-Aug-12	100	68	28	16	8
25-Aug-13	100	63	22	12	5
25-Aug-14	100	59	18	9	4
25-Aug-15	99	56	15	7	3
25-Aug-16	97	51	12	5	2
25-Aug-17	94	46	9	4	1
25-Aug-18	91	42	7	3	1
25-Aug-19	88	38	6	2	1
25-Aug-20	85	35	5	1	*
25-Aug-21	81	31	4	1	*
25-Aug-22	77	28	3	1	*
25-Aug-23	73	25	2	1	*
25-Aug-24	69	22	2	*	*
25-Aug-25	64	19	1	*	*
25-Aug-26	59	17	1	*	*
25-Aug-27	54	14	1	*	*
25-Aug-28	49	12	1	*	*
25-Aug-29	43	10	*	*	*
25-Aug-30	36	8	*	*	*
25-Aug-31	30	6	*	*	*
25-Aug-32	22	4	*	*	*
25-Aug-33	15	3	*	*	*
25-Aug-34	6	1	*	*	*
25-Aug-35	0	0	0	0	0

WAL	21.85	12.23	5.6	4.31	3.5
Principal Window	Jun15-May35	Sep05-May35	Sep05-May35	Sep05-May35	Sep05-May35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G2BBG - Dec - 2B1

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	100	100	100	100	100
25-Aug-07	100	100	100	100	100
25-Aug-08	100	100	100	100	100
25-Aug-09	100	100	100	100	100
25-Aug-10	100	100	100	100	100
25-Aug-11	100	98	94	92	90
25-Aug-12	100	96	87	83	78
25-Aug-13	100	92	77	70	63
25-Aug-14	100	88	66	56	47
25-Aug-15	99	82	54	43	33
25-Aug-16	97	75	43	31	23
25-Aug-17	94	69	34	23	15
25-Aug-18	91	62	27	17	10
25-Aug-19	88	57	22	13	7
25-Aug-20	85	51	17	9	5
25-Aug-21	81	46	13	7	3
25-Aug-22	77	41	10	5	2
25-Aug-23	73	37	8	3	1
25-Aug-24	69	33	6	2	1
25-Aug-25	64	29	5	2	1
25-Aug-26	59	25	4	1	*
25-Aug-27	54	21	3	1	*
25-Aug-28	49	18	2	1	*
25-Aug-29	43	15	1	*	*
25-Aug-30	36	12	1	*	*
25-Aug-31	30	9	1	*	*
25-Aug-32	22	6	*	*	*
25-Aug-33	15	4	*	*	*
25-Aug-34	6	2	*	*	*
25-Aug-35	0	0	0	0	0

WAL	21.85	16.2	11.28	10.11	9.31
Principal Window	Jun15-May35	Sep10-May35	Sep10-May35	Sep10-May35	Sep10-May35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G2BBG - Dec - COLLAT

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	100	98	94	92	90
25-Aug-07	100	94	82	76	71
25-Aug-08	100	88	67	58	50
25-Aug-09	100	83	55	44	35
25-Aug-10	100	78	45	34	24
25-Aug-11	100	73	37	26	17
25-Aug-12	100	69	30	19	12
25-Aug-13	100	65	25	15	8
25-Aug-14	100	61	21	11	6
25-Aug-15	99	57	17	8	4
25-Aug-16	97	52	13	6	3
25-Aug-17	94	48	11	5	2
25-Aug-18	91	43	8	3	1
25-Aug-19	88	39	7	3	1
25-Aug-20	85	36	5	2	1
25-Aug-21	81	32	4	1	*
25-Aug-22	77	29	3	1	*
25-Aug-23	73	26	3	1	*
25-Aug-24	69	23	2	*	*
25-Aug-25	64	20	1	*	*
25-Aug-26	59	17	1	*	*
25-Aug-27	54	15	1	*	*
25-Aug-28	49	12	1	*	*
25-Aug-29	43	10	*	*	*
25-Aug-30	36	8	*	*	*
25-Aug-31	30	6	*	*	*
25-Aug-32	22	4	*	*	*
25-Aug-33	15	3	*	*	*
25-Aug-34	6	1	*	*	*
25-Aug-35	0	0	0	0	0

WAL	21.85	12.43	5.88	4.6	3.79
Principal Window	Jun15-May35	Sep05-May35	Sep05-May35	Sep05-May35	Sep05-May35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.